UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-22044
Eaton Vance Risk-Managed Diversified Equity Income Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
June 30, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Semiannual Report June 30, 2010

EATON VANCE RISK-MANAGED DIVERSIFIED EQUITY INCOME FUND

IMPORTANT NOTICES

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay quarterly cash distributions equal to $0.45 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Please refer to the inside back cover of this report for an important notice about the privacy policies adopted by the Eaton Vance organization.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2010
INVESTMENT UPDATE
Economic and Market Conditions

Walter A. Row, CFA	Michael A. Allison, CFA
Eaton Vance	Eaton Vance
Management	Management
Co-Portfolio Manager	Co-Portfolio Manager
•	Extreme volatility defined the equity markets during the six months ending June 30, 2010, amid a flurry of unsettling developments around the globe. Concerns about European sovereign debt, credit tightening in China and a disastrous oil spill in the Gulf of Mexico, among other events, blunted the positive returns of the period’s first three months, as many investors reduced their exposure to risk-sensitive assets and returned to the sidelines. These disruptive events contributed to a sharp sell-off in May. Domestic equities regained some ground in early June, but for the period overall, the S&P 500 Index dipped 6.64%, the blue-chip Dow Jones Industrial Average fell 5.00% and the technology-heavy NASDAQ Composite Index slid 6.61%.

•	In spite of the market’s May correction, the U.S. economy showed some signs of gradual recovery, albeit less robust than many had hoped. Inflation remained subdued. Earnings trends saw improvements, and employment data, while weaker than expected, were moving in the right direction.

•	Value stocks outperformed growth stocks across all market capitalization categories. Mid- and small-cap stocks outperformed large-caps, although returns were negative across all categories. The S&P MidCap 400 Index dropped 1.36%, the small-cap Russell 2000 Index fell 1.95% and the large-cap Russell 1000 Index declined 6.40%.
Management Discussion
•	The Fund is a closed-end fund that trades on the New York Stock Exchange (NYSE) under the symbol “ETJ.” At net asset value (NAV) for the six months ending June 30, 2010, the Fund outperformed both the S&P 500 Index and the CBOE S&P 500 BuyWrite Index, as well as its Lipper peer group.[1] The Fund’s market price traded at a 9.32% premium to NAV as of period end.

•	The Fund’s outperformance versus the S&P 500 was largely the result of the hedging strategies employed in its options strategy, which seeks to reduce the Fund’s exposure to loss of value during stock market declines.

•	The Fund’s primary objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing in a diversified portfolio of common stocks and employing a variety of options strategies. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing (selling) index put options on individual stocks and index call options with
Total Return Performance 12/31/09 – 6/30/10

NYSE Symbol	ETJ

At Net Asset Value (NAV)[2]	-5.42%
At Market Price[2]	1.84%

S&P 500 Index[1]	-6.64%
CBOE S&P 500 BuyWrite Index[1]	-9.29%
Lipper Options Arbitrage/Options Strategies Funds Average[1]	-6.69%

Premium/(Discount) to NAV (6/30/10)	9.32%
Total Distributions per share	$0.90
Distribution Rate[3] At NAV	12.28%
At Market Price	11.23%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	Six-month returns are cumulative.

[3]	The Distribution Rate is based on the Fund’s last regular distribution per share (annualized) in the period divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2010
INVESTMENT UPDATE
respect to a portion of its common stock portfolio. The Fund continued to provide shareholders with attractive quarterly distributions during the period.

•	As of June 30, 2010, the Fund maintained a portfolio of dividend-paying stocks that was broadly diversified across the U.S. economy. Among the Fund’s common stock holdings on that date, its largest sector weightings were in information technology (IT), financials and health care. Contributing to the Fund’s performance relative to the S&P 500 was its security selection in the health care providers/services and metals/ mining industries, as well as its moderate position in cash, which helped in a falling market environment. On the downside, security selection in the oil/gas and consumable fuels industry was the largest detractor from relative performance.

•	As of June 30, 2010, the Fund had written index calls on 78% of its equity holdings, which, combined with its purchase of long index puts, constituted the Fund’s collared overlay strategy. This strategy helped the Fund’s relative return, as the market sold off during the latter half of the six-month period.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2010
FUND PERFORMANCE
Fund Performance

NYSE Symbol	ETJ
Average Annual Total Returns (at market price, NYSE)

Six Months[1]	1.84%
One Year	5.39
Life of Fund (7/31/07)[2]	5.21

Average Annual Total Returns (at net asset value)

Six Months[1]	-5.42%
One Year	1.65
Life of Fund (7/31/07)[2]	2.04

[1]	Six-month returns are cumulative. Other returns are presented on an average annual basis.

[2]	During the year ended December 31, 2008, the Fund elected to retain a portion of its realized long-term gains and pay the required federal corporate income tax on such amount. The Life of Fund total returns presented in the table include the economic benefit to common shareholders of the tax credit or refund available to them, which equaled their pro rata share of the tax paid by the Fund. If this benefit were not included in their returns, the returns would have been 3.96% (at market price) and 0.83% (at net asset value) for the Life of Fund.
Fund Composition
     Top 10 Holdings3
     By total investments

Apple, Inc.	3.0%
JPMorgan Chase & Co.	2.5
General Electric Co.	2.2
Microsoft Corp.	2.2
International Business Machines Corp.	2.1
Chevron Corp.	1.8
Cisco Systems, Inc.	1.8
Procter & Gamble Co.	1.8
Colgate-Palmolive Co.	1.6
Wal-Mart Stores, Inc.	1.6

[3]	Top 10 Holdings represented 20.6% of the Fund’s total investments as of 6/30/10. The Top 10 Holdings do not reflect the Fund’s written option positions at 6/30/10.
     Common Stock Sector Weightings4
     By total investments

[4]	Reflects the Fund’s total investments as of 6/30/10. Common Stock Sector Weightings do not reflect the Fund’s written option positions at 6/30/10.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 86.6%

Security	Shares	Value

Aerospace & Defense — 1.2%

General Dynamics Corp.	144,078	$8,437,208
Lockheed Martin Corp.	63,502	4,730,899

		$13,168,107

Air Freight & Logistics — 0.5%

FedEx Corp.	77,536	$5,436,049

		$5,436,049

Beverages — 2.4%

Coca-Cola Co. (The)	204,218	$10,235,406
PepsiCo, Inc.	250,532	15,269,926

		$25,505,332

Biotechnology — 1.3%

Amgen, Inc.(1)	195,928	$10,305,813
Celgene Corp.(1)	72,362	3,677,437

		$13,983,250

Capital Markets — 1.7%

Goldman Sachs Group, Inc.	74,888	$9,830,548
Northern Trust Corp.	98,180	4,585,006
State Street Corp.	108,583	3,672,277

		$18,087,831

Commercial Banks — 3.1%

KeyCorp	602,156	$4,630,580
PNC Financial Services Group, Inc.	121,185	6,846,952
U.S. Bancorp	252,579	5,645,141
Wells Fargo & Co.	620,373	15,881,549

		$33,004,222

Commercial Services & Supplies — 0.7%

Waste Management, Inc.	237,856	$7,442,514

		$7,442,514

Communications Equipment — 2.3%

Cisco Systems, Inc.(1)	892,079	$19,010,204
QUALCOMM, Inc.	170,272	5,591,732

		$24,601,936

Computers & Peripherals — 6.4%

Apple, Inc.(1)	125,021	$31,446,532
Hewlett-Packard Co.	341,615	14,785,097
International Business Machines Corp.	178,608	22,054,516

		$68,286,145

Consumer Finance — 0.6%

American Express Co.	154,058	$6,116,103

		$6,116,103

Diversified Financial Services — 4.5%

Bank of America Corp.	1,170,231	$16,816,219
Citigroup, Inc.(1)	1,216,733	4,574,916
JPMorgan Chase & Co.	732,585	26,819,937

		$48,211,072

Diversified Telecommunication Services — 2.3%

AT&T, Inc.	658,763	$15,935,477
Verizon Communications, Inc.	320,768	8,987,919

		$24,923,396

Electric Utilities — 1.0%

American Electric Power Co., Inc.	322,093	$10,403,604

		$10,403,604

Electrical Equipment — 0.9%

Emerson Electric Co.	216,146	$9,443,419

		$9,443,419

Electronic Equipment, Instruments & Components — 1.1%

Corning, Inc.	741,613	$11,977,050

		$11,977,050

Energy Equipment & Services — 1.5%

Halliburton Co.	273,409	$6,712,191
Schlumberger, Ltd.	169,943	9,404,646

		$16,116,837

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Food & Staples Retailing — 2.2%

CVS Caremark Corp.	223,817	$6,562,314
Wal-Mart Stores, Inc.	350,584	16,852,573

		$23,414,887

Food Products — 1.7%

Kellogg Co.	192,632	$9,689,390
Nestle SA	167,637	8,083,260

		$17,772,650

Health Care Equipment & Supplies — 1.8%

Covidien PLC	217,109	$8,723,440
Varian Medical Systems, Inc.(1)	99,973	5,226,588
Zimmer Holdings, Inc.(1)	104,718	5,660,008

		$19,610,036

Health Care Providers & Services — 1.7%

AmerisourceBergen Corp.	219,005	$6,953,409
Cardinal Health, Inc.	143,538	4,824,312
Fresenius Medical Care AG & Co. KGaA ADR	122,392	6,571,226

		$18,348,947

Hotels, Restaurants & Leisure — 1.8%

Carnival Corp.	184,055	$5,565,823
McDonald’s Corp.	204,076	13,442,486

		$19,008,309

Household Products — 3.4%

Colgate-Palmolive Co.	216,207	$17,028,463
Procter & Gamble Co.	312,504	18,743,990

		$35,772,453

Industrial Conglomerates — 2.2%

General Electric Co.	1,630,331	$23,509,373

		$23,509,373

Insurance — 3.2%

Aflac, Inc.	117,593	$5,017,693
Berkshire Hathaway, Inc., Class B(1)	43,130	3,437,030
Lincoln National Corp.	234,165	5,687,868
MetLife, Inc.	251,867	9,510,498
Prudential Financial, Inc.	190,903	10,243,855

		$33,896,944

Internet & Catalog Retail — 1.1%

Amazon.com, Inc.(1)	102,097	$11,155,118

		$11,155,118

Internet Software & Services — 0.7%

Google, Inc., Class A(1)	17,638	$7,848,028

		$7,848,028

IT Services — 1.0%

MasterCard, Inc., Class A	51,491	$10,273,999

		$10,273,999

Machinery — 2.6%

Danaher Corp.	208,756	$7,749,023
Deere & Co.	141,894	7,900,658
Illinois Tool Works, Inc.	172,527	7,121,914
PACCAR, Inc.	117,638	4,690,227

		$27,461,822

Media — 0.6%

Walt Disney Co. (The)	208,435	$6,565,702

		$6,565,702

Metals & Mining — 2.1%

BHP Billiton, Ltd. ADR	70,608	$4,376,990
Freeport-McMoRan Copper & Gold, Inc.	38,467	2,274,553
Goldcorp, Inc.	297,087	13,027,265
United States Steel Corp.	77,076	2,971,280

		$22,650,088

Multi-Utilities — 2.1%

PG&E Corp.	261,399	$10,743,499
Public Service Enterprise Group, Inc.	362,570	11,359,318

		$22,102,817

Multiline Retail — 0.8%

Target Corp.	165,874	$8,156,025

		$8,156,025

Office Electronics — 0.4%

Xerox Corp.	514,579	$4,137,215

		$4,137,215

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Oil, Gas & Consumable Fuels — 8.2%

Apache Corp.	136,418	$11,485,031
Chevron Corp.	281,024	19,070,289
ConocoPhillips	137,650	6,757,239
Exxon Mobil Corp.	284,360	16,228,425
Hess Corp.	240,500	12,106,770
Occidental Petroleum Corp.	143,295	11,055,209
Peabody Energy Corp.	155,651	6,090,624
Southwestern Energy Co.(1)	116,617	4,506,081

		$87,299,668

Pharmaceuticals — 6.0%

Abbott Laboratories	269,021	$12,584,802
Bristol-Myers Squibb Co.	405,659	10,117,136
Johnson & Johnson	158,853	9,381,858
Merck & Co., Inc.	310,523	10,858,989
Pfizer, Inc.	1,050,795	14,984,337
Teva Pharmaceutical Industries, Ltd. ADR	120,408	6,260,012

		$64,187,134

Real Estate Investment Trusts (REITs) — 0.8%

AvalonBay Communities, Inc.	43,168	$4,030,596
Boston Properties, Inc.	54,847	3,912,785

		$7,943,381

Road & Rail — 0.6%

CSX Corp.	125,639	$6,235,464

		$6,235,464

Semiconductors & Semiconductor Equipment — 0.8%

Intel Corp.	438,653	$8,531,801

		$8,531,801

Software — 3.1%

Microsoft Corp.	1,014,959	$23,354,207
Oracle Corp.	463,476	9,946,195

		$33,300,402

Specialty Retail — 3.8%

Best Buy Co., Inc.	244,090	$8,264,887
Gap, Inc. (The)	200,632	3,904,299
Home Depot, Inc.	403,013	11,312,575
Staples, Inc.	465,977	8,876,862
TJX Companies, Inc. (The)	201,868	8,468,362

		$40,826,985

Textiles, Apparel & Luxury Goods — 1.0%

NIKE, Inc., Class B	160,476	$10,840,154

		$10,840,154

Tobacco — 0.8%

Philip Morris International, Inc.	188,149	$8,624,750

		$8,624,750

Wireless Telecommunication Services — 0.6%

American Tower Corp., Class A(1)	137,151	$6,103,219

		$6,103,219

Total Common Stocks
(identified cost $872,091,684)		$922,284,238

Put Options Purchased — 10.3%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	4,500	$1,075	9/18/10	$36,427,500
S&P 500 Index	4,750	1,150	12/18/10	73,055,000

Total Put Options Purchased
(identified cost $70,017,982)				$109,482,500

Short-Term Investments — 3.0%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.25%(2)	$32,237	$32,237,409

Total Short-Term Investments
(identified cost $32,237,409)		$32,237,409

Total Investments — 99.9%
(identified cost $974,347,075)		$1,064,004,147

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Call Options Written — (0.1)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	1,700	$1,110	7/17/10	$(276,250)
S&P 500 Index	5,320	1,125	7/17/10	(425,600)

Total Call Options Written
(premiums received $12,468,494)				$(701,850)

Put Options Written — (0.0)%(3)

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

Monsanto Co.	1,075	$45.00	7/17/10	$(118,788)

Total Put Options Written
(premiums received $129,000)				$(118,788)

Other Assets, Less Liabilities — 0.2%				$1,743,696

Net Assets — 100.0%				$1,064,927,205

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2010. Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the six months ended June 30, 2010 was $17,463 and $0, respectively.

(3)	Amount is less than 0.05%.

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2010

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2010

Assets

Unaffiliated investments, at value (identified cost, $942,109,666)	$1,031,766,738
Affiliated investment, at value (identified cost, $32,237,409)	32,237,409
Restricted cash*	1,300,000
Dividends receivable	1,286,287
Interest receivable from affiliated investment	7,725
Tax reclaims receivable	275,088

Total assets	$1,066,873,247

Liabilities

Written options outstanding, at value (premiums received, $12,597,494)	$820,638
Payable to affiliates:
Investment adviser fee	883,505
Trustees’ fees	9,950
Accrued expenses	231,949

Total liabilities	$1,946,042

Net Assets	$1,064,927,205

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 72,663,401 shares issued and outstanding	$726,634
Additional paid-in capital	1,343,466,678
Accumulated net realized loss	(319,919,552)
Accumulated distributions in excess of net investment income	(60,781,820)
Net unrealized appreciation	101,435,265

Net Assets	$1,064,927,205

Net Asset Value

($1,064,927,205 ÷ 72,663,401 common shares issued and outstanding)	$14.66

*	Represents restricted cash on deposit at the custodian for written options.

Statement of Operations

For the Six Months Ended
June 30, 2010

Investment Income

Dividends (net of foreign taxes, $102,122)	$10,254,867
Interest income allocated from affiliated investments	21,364
Expenses allocated from affiliated investments	(3,901)

Total investment income	$10,272,330

Expenses

Investment adviser fee	$5,585,730
Trustees’ fees and expenses	18,131
Custodian fee	148,378
Transfer and dividend disbursing agent fees	7,519
Legal and accounting services	38,799
Printing and postage	150,620
Miscellaneous	57,928

Total expenses	$6,007,105

Deduct —
Reduction of custodian fee	$3

Total expense reductions	$3

Net expenses	$6,007,102

Net investment income	$4,265,228

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(65,168,536)
Investment transactions allocated from affiliated investments	1,355
Written options	(1,980,293)
Foreign currency transactions	(16,321)

Net realized loss	$(67,163,795)

Change in unrealized appreciation (depreciation) —
Investments	$(12,359,082)
Written options	13,001,843
Foreign currency	(7,692)

Net change in unrealized appreciation (depreciation)	$635,069

Net realized and unrealized loss	$(66,528,726)

Net decrease in net assets from operations	$(62,263,498)

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2010	Year Ended
in Net Assets	(Unaudited)	December 31, 2009

From operations —
Net investment income	$4,265,228	$11,497,843
Net realized loss from investment transactions, written options and foreign currency transactions	(67,163,795)	(90,585,620)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	635,069	142,565,555

Net increase (decrease) in net assets from operations	$(62,263,498)	$63,477,778

Distributions to shareholders —
From net investment income	$(65,008,401)*	$(11,504,808)
From net realized gain	—	(604,782)
Tax return of capital	—	(116,236,664)

Total distributions	$(65,008,401)	$(128,346,254)

Capital share transactions —
Reinvestment of distributions	$9,045,398	$20,545,492

Net increase in net assets from capital share transactions	$9,045,398	$20,545,492

Net decrease in net assets	$(118,226,501)	$(44,322,984)

Net Assets

At beginning of period	$1,183,153,706	$1,227,476,690

At end of period	$1,064,927,205	$1,183,153,706

Accumulated distributions in excess of net investment income included in net assets

At end of period	$(60,781,820)	$(38,647)

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Six Months Ended		Year Ended December 31,
	June 30, 2010					Period Ended
	(Unaudited)		2009	2008		December 31, 2007(1)

Net asset value — Beginning of period	$16.410		$17.340	$20.000		$19.100	(2)

Income (Loss) From Operations

Net investment income(3)	$0.059		$0.161	$0.159		$0.106
Net realized and unrealized gain (loss)	(0.909)		0.709	(1.020	)(4)	1.265

Total income (loss) from operations	$(0.850)		$0.870	$(0.861)		$1.371

Less Distributions

From net investment income	$(0.900	)*	$(0.161)	$(0.164)		$(0.096)
From net realized gain	—		(0.010)	(1.636)		(0.354)
Tax return of capital	—		(1.629)	—		—

Total distributions	$(0.900)		$(1.800)	$(1.800)		$(0.450)

Offering costs charged to paid-in capital(3)	$—		$—	$0.001		$(0.021)

Net asset value — End of period	$14.660		$16.410	$17.340		$20.000

Market value — End of period	$16.030		$16.660	$17.980		$18.700

Total Investment Return on Net Asset Value(5)	(5.42	)%(6)	5.68%	(1.17	)%(7)	7.38	%(6)(8)

Total Investment Return on Market Value(5)	1.84	%(6)	3.47%	9.60	%(7)	0.40	%(6)(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,064,927		$1,183,154	$1,227,477		$1,404,099
Ratios (as a percentage of average daily net assets):
Expenses(9)	1.08	%(10)	1.08%	1.06%		1.08	%(10)
Net investment income	0.76	%(10)	0.99%	0.85%		1.29	%(10)
Portfolio Turnover	14	%(6)	59%	100%		30	%(6)

(1)	For the period from the start of business, July 31, 2007, to December 31, 2007.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)	Includes per share federal corporate income tax on long-term capital gains retained by the Fund of $(0.612).

(5)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. During the year ended December 31, 2008, the Fund elected to retain a portion of its realized long-term gains and pay the required federal corporate income tax on such amount. The total returns for the year ended December 31, 2008, presented in the table, include the economic benefit to common shareholders of the tax credit or refund available to them, which equaled their pro rata share of the tax paid by the Fund. If this benefit were not included in the returns, the Total Investment Return on Net Asset Value would have been (4.54)% and the Total Investment Return on Market Value would have been 5.87%.

(6)	Not annualized.

(7)	During the year ended December 31, 2008, the Fund realized a gain on the disposal of an investment security which did not meet investment guidelines. The gain was less than $0.001 per share and had no effect on total return for the year ended December 31, 2008.

(8)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(9)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(10)	Annualized.

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Risk-Managed Diversified Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a portfolio of common stocks and employing a variety of options strategies. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing put options on individual stocks and index call options with respect to a portion of its common stock portfolio.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time, as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the time until option expiration. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $253,207,118 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2017.

Additionally, at December 31, 2009, the Fund had a net capital loss of $41,909,179 attributable to security transactions incurred after October 31, 2009. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2010.

As of June 30, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on July 31, 2007 to December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

K  Interim Financial Statements — The interim financial statements relating to June 30, 2010 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. For the six months ended June 30, 2010, the amount of distributions estimated to be a tax return of capital was approximately $61,171,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Fund’s investment of cash therein was credited against the Fund’s investment adviser fee. The Fund currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the six months ended June 30, 2010, the Fund’s investment adviser fee totaled $5,587,387 of which $1,657 was allocated from Cash Management Portfolio and $5,585,730 was paid or accrued directly by the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $143,111,712 and $268,550,652, respectively, for the six months ended June 30, 2010.

5   Common Shares of Beneficial Interest

Common shares issued pursuant to the Fund’s dividend reinvestment plan for the six months ended June 30, 2010 and the year ended December 31, 2009 were 581,231 and 1,276,345, respectively.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at June 30, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$933,250,169

Gross unrealized appreciation	$175,870,822
Gross unrealized depreciation	(45,116,844)

Net unrealized appreciation	$130,753,978

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call and put options at June 30, 2010 is included in the Portfolio of Investments.

Written call and put options activity for the six months ended June 30, 2010 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of period	7,066	$13,135,333
Options written	83,083	86,201,166
Options terminated in closing purchase transactions	(48,054)	(85,132,315)
Options expired	(34,000)	(1,606,690)

Outstanding, end of period	8,095	$12,597,494

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At June 30, 2010, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund generally intends to purchase index put options below the current value of the index to reduce the Fund’s exposure to market risk and volatility. In buying index put options, the Fund in effect, acquires protection against decline in the value of the applicable index below the exercise price in exchange for the option premium paid. The Fund generally intends to write index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline. The Fund generally intends to write put options on individual stocks below the current value of the individual stock to generate premium income. In writing put options on individual stocks, the Fund in effect, sells protection against decline in the value of the applicable individual stock below the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying individual stock decline below the exercise price. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at June 30, 2010 was as follows:

	Fair Value
Derivative	Asset Derivatives(1)	Liability Derivatives(2)

Purchased options	$109,482,500	$—
Written options	—	(820,638)

(1)	Statement of Assets and Liabilities location: Investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended June 30, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Purchased options	$(71,649,932)	$92,219,640
Written options	(1,980,293)	13,001,843

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased options contracts outstanding during the six months ended June 30, 2010, which is indicative of the volume of this derivative type, was 9,800 contracts.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$96,552,294	$—		$—	$96,552,294
Consumer Staples	103,006,812	8,083,260		—	111,090,072
Energy	103,416,504	—		—	103,416,504
Financials	147,259,552	—		—	147,259,552
Health Care	116,129,367	—		—	116,129,367
Industrials	92,696,748	—		—	92,696,748
Information Technology	168,956,576	—		—	168,956,576
Materials	22,650,088	—		—	22,650,088
Telecommunication Services	31,026,616	—		—	31,026,616
Utilities	32,506,421	—		—	32,506,421

Total Common Stocks	$914,200,978	$8,083,260	*	$—	$922,284,238

Put Options Purchased	$109,482,500	—		$—	$109,482,500
Short-Term Investments	—	32,237,409		—	32,237,409

Total Investments	$1,023,683,478	$40,320,669		$—	$1,064,004,147

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Liability Description	(Level 1)	(Level 2)		(Level 3)	Total

Call Options Written	$(701,850)	$—		$—	$(701,850)
Put Options Written	(118,788)	—		—	(118,788)

Total	$(820,638)	$—		$—	$(820,638)

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of December 31, 2009 whose fair value was determined using Level 3 inputs.

Eaton Vance Risk-Managed Diversified Equity Income Fund

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on April 23, 2010. The following action was taken by the shareholders:

Item 1: The election of Heidi L. Steiger, Lynn A. Stout and Ralph F. Verni as Class III Trustees of the Fund for a three-year term expiring in 2013.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Heidi L. Steiger	66,518,847	2,854,269
Lynn A. Stout	66,569,205	2,803,911
Ralph F. Verni	66,522,608	2,850,508

Eaton Vance Risk-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES’ ANNUAL CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Risk-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES’ ANNUAL CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Risk-Managed Diversified Equity Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on various indexes. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.

The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Risk-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES’ ANNUAL CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Risk-Managed Diversified Equity Income Fund

OFFICERS AND TRUSTEES

Officers
Duncan W. Richardson
President

Michael A. Allison
Vice President

Thomas E. Faust Jr.
Vice President and Trustee

Walter A. Row, III
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and
Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of June 30, 2010, our records indicate that there are 41 registered shareholders and approximately 52,638 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETJ.

IMPORTANT NOTICE ABOUT PRIVACY

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Investment Adviser and Administrator of
Eaton Vance Risk-Managed Diversified Equity Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Risk-Managed Diversified Equity Income Fund
Two International Place
Boston, MA 02110

3079-8/10	CE-ETJSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
Not required in this filing.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Risk-Managed Diversified Equity Income Fund

By:	/s/ Duncan W. Richardson Duncan W. Richardson President
Date: August 6, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell Treasurer
Date: August 6, 2010

By:	/s/ Duncan W. Richardson Duncan W. Richardson President
Date: August 6, 2010